Investor Presentation

Presented by

Rick Van Kirk (CEO and BOD Member)
Angel Domingo (Sen. Dir. of QA/RA and BOD Member)

Disclaimer

Safe Harbor Statement

Statements made during Pro-Dex's presentation and its representative's answers to questions that refer to Pro-Dex's estimated or anticipated future results or other non-public historical facts are forward-looking statements, as are any statements its representatives make concerning Pro-Dex's strategic initiatives, anticipated financial performance and product launches.

Attendees are cautioned not to place undue reliance on these forward-looking statements, which reflect Pro-Dex's current expectations and speak only as of the current date. Actual results may differ materially from Pro-Dex's current expectations depending upon a number of factors affecting Pro-Dex's business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business and those other risks and uncertainties that are described, from time-to-time, in the "Risk Factors" section of Pro-Dex's annual and quarterly reports filed with the Securities and Exchange Commission.

Pro-Dex does not undertake any responsibility to revise or update any forward-looking statements made during the presentation.

Investment Highlights

A Platform Built for Sustainable Growth

Pro-Dex is a High-Growth Innovative Finished Device Contract Manufacturer

- *Strong Long-Term Partnerships with Leading Orthopedic OEMs*
- *High-Value Product Pipeline*
- *Proprietary IP Portfolio*
- *Stable Core Cash Flow*
- *Proven Management Team with Strong Execution Capabilities*

Transformation of the Pro-Dex Legacy Business Model

- Established Credibility with Major Manufacturing Partners
- Leading OEM Supplier of Orthopedic Robotic End Effectors
- Active Opportunity Pipeline through Surgeon and University Partners
- Provider of Engineering and QA/RA Services
- Expanding into Disposable and Single-Use Markets
- Long-Term Manufacturing Contracts with Major Medical Device OEMs

Pro-Dex Past to Present

A Track Record of Consistent Value Creation

PDEX Share Price



$80
$70
$60
$50
$40
$30
$20
$10
$0
$6.80
June 1, 2026
$66.93
2018
2019
2020
2021
2022
2023
2024
2025
2026

TTM Earnings Per Share Quarterly[1]



$4
$3
$2
$1
$0
$0.52
Q3 2026
$3.59
2018
2019
2020
2021
2022
2023
2024
2025
2026

Revenue Growth ($M)[2]



CAGR: ~17%
$22
$27
$35
$38
$42
$46
$54
$67
$75
2018
2019
2020
2021
2022
2023
2024
2025
LTM

Key Figures[1]

208 Total Employees	**~3.2M** Shares Outstanding	**$10.0M** Cash Available
$45.2M Book Value	**$157M** Market Cap	**13.7x** PE Ratio

1) As of March 31st, 2026
2) Based on Fiscal Year (6/30)

Capabilities & Facilities

Full-Scale Precision Manufacturing Infrastructure

Pro-Dex's Capabilities

Engineering → **Regulatory** → **Manufacturing** → **Quality Systems**

Engineering
- Full Design from Sketch
- Reliability Improvement
- Design to Manufacture (DFM)

Regulatory
- 510(k) Submission (US and OUS)
- Sterilization, Safety & Testing
- CE Technical File
- Device Master/History
- Biocompatibility and Safety Testing

Manufacturing
- Finished Devices
- Repair Operations
- Consoles, Motors, Assemblies & Machined Parts
- Sterile Packaging

Quality Systems
- Master Validation Plan
- GR&R Studies
- Control Plans
- Final Inspection & Sampling

Headquarters (Irvine, CA)





- 28k ft^2 Facility
- Precision Machining
- Secondary Ops
- Engineering Test Lab
- Model Shop / R&D
- Inspection / QC

Franklin Building (Tustin, CA)





- 24k ft^2 Facility
- Assembly Operations
- Class 7 Cleanroom
- Inspection Capacity
- Warehouse / Logistics
- Model Shop & Repairs

Pro-Dex Core Business

Trusted by Global Surgical Leaders

"The interface between surgeons and patients."

- Arthroscopic Shavers
- Craniomaxillofacial Drivers
- Thoracic Drivers
- Multifunction Handpieces
- Robotic End Effectors
- Engineering/QA/RA Services
- Repair Services





Pro-Dex has deployed smart drivers in CMF with 4 major companies that account for over 60% of the CMF market



The field of surgical robotics is rapidly growing, and Pro-Dex has manufacturing relationships with key players

Customer Relationships

CONMED, medicon, DePuy Synthes, Arthrex, Medtronic, KLS martin GROUP, acumed, smith&nephew, ZIMMER BIOMET

"Pro-Dex is a leader in powered solutions for the operating room with over 60,000 handpieces shipped to the largest orthopedic distributors in the world"

Surgical Power: Addressable Market $2-3B

Strong Market Presence in the CMF Market

- Pro-Dex has greater than 50% market share in CMF, the smallest market in the orthopedic space
- Opportunity to take share with differentiated solutions in strategic markets (see TorqueDrive)

Pro-Dex Focus to Grow Market Share

- Historically Pro-Dex brings solutions to market in addition to customer funded developments
- First Pro-Dex branded driver solution launched calendar Q3 '20
- Next Pro-Dex Brand to launch Q3 Calendar '26

Global Orthopedic Devices Market Revenue ($B)[1]



PRO-DEX
$3
Other
$3
CMF
$4
Orthobiologics
$8
Sports Med. / Extremities
$10
Spine
$11
Trauma
$12
Hip
$15
Knee
$65
Total



CMF
Thoracic
Shoulder
Elbow
Spine
Hip
Knee
Extremities

1) Information from OrthoWorld, Gabelli and other sources

Adaptive Torque Limiting

Proprietary IP Catalyzes Defensible Competitive Advantage



- The software algorithm can be integrated across a family of products from small bone and CMF (Helios) to large bone and trauma (Atlas)
- High product differentiation and a significant driver of sales conversions
- Our algorithms do not affect the operation of non drill/drive ancillary operations; for example, sagittal saws, burrs, etc.
- Screws mapped and optimized to the hardware

CMF and Thoracic Markets

Trusted by Surgeons. Backed by Market Leadership

Positive surgeon feedback

Pro-Dex has significant market share (5 major customers)

Expanding addressable market opportunity

Key Capabilities:

- Adaptive torque limiting for rapid-driving screws and perfect seating of screws
- Screw stripping prevention
- Drill and drive mode capabilities
- High precision discrete torque limiting
- Excellent ergonomics, balance and weight
- Adaptive torque limiting works with an assortment of attachments and offset geometries







High Potential Future Product & Portfolio Growth

Purpose-Built Solutions Across High-Growth Surgical Specialties

Helios Pro Driver

- Pro-Dex's first proprietary branded product for CMF applications
- Patented adaptive torque-limiting technology
- Expanding reach beyond OEM base

Articulating Attachment

- Multi-angle articulation for precise access in minimally invasive procedures
- Fully compatible with Pro-Dex's powered handpiece platform

Spinal Drill/Driver

- Battery-powered driver utilized across spinal, small bone, and CMF procedures
- Torque-limiting technology prevents screw stripping

Arthroscopic Shaver System

- Precision-engineered arthroscopic shaver handpieces for leading orthopedic OEMs
- Battery powered design built for orthopedic and thoracic procedures

Business Development

Establishing the Brand

Investment in BD Resources

Website Content

Developing the Team

Diversify Distribution Channels

M&A Activities

M&A Transaction Profile

$5M-$30M Target Revenue	$0.5M-$5M Target EBITDA
Flexible Transaction Structure	MedTech Sector Focus
International Geographic Focus	

Most Recent Transaction

PRO-DEX POWERFUL SOLUTIONS

has acquired

Advanced Precision Machining LLC

(Costa Mesa, CA)

Management Team

Experienced Leadership Committed to Execution and Growth



Rick Van Kirk
President & CEO[1]
44+ yrs experience
Pro-Dex, Unisys, Dynacast Intl., Comarco



Angel Domingo
Senior Director of QA/RA[1]
31+ yrs experience
Pro-Dex, Spectrum, Chemicon, Watson, Serologicals



Alisha Charlton
CFO
35+ yrs experience
Pro-Dex, Comarco, CKE Restaurants, KPMG



Danielle Richterkessing
Director of Engineering
18+ yrs experience
Pro-Dex, Nuvasive, Biogennix, Alphatec Spine, Integra



Nicole McCoy
Director of Human Resources
23+ yrs experience
Pro-Dex, Integrium Clinical Research, Crimson Pipeline



Mitchell Ross
Director of Supply Chain
13+ yrs experience
Pro-Dex, Amgen, Medtronic, Danaher Corporation



Jorge Cuervo
Director of Manufacturing
27+ yrs experience
Pro-Dex, Bio-Techne, Data Physics Corporation

1) Member of the Board of Directors

PRO-DEX
POWERFUL SOLUTIONS

